UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2026

Dave Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40161	86-1481509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 South Cochran Ave
Los Angeles, California		90019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 857-3283

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	DAVE	The Nasdaq Stock Market LLC
Redeemable warrants, each lot of 32 warrants exercisable for one share of Class A common stock, each at an exercise price of $368 per share	DAVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Dave Inc. (the “Company”) held on June 2, 2026 (the “Annual Meeting”), four proposals were submitted to the stockholders of the Company, which are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2026.

Of the 24,640,106 total voting power entitled to vote at the Annual Meeting, 22,436,216 votes, or approximately 91.05%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected the following director to serve as a Class II director until the 2029 annual meeting of stockholders. The votes regarding Proposal 1 were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dan Preston	17,520,094	2,766,061	2,150,061

Proposal 2: Advisory Vote to Approve Dave's Executive Compensation

The Company’s stockholders approved, on an advisory basis, Dave’s executive compensation. The votes regarding Proposal 2 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,881,104	374,020	31,031	2,150,061

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Dave's Executive Compensation

The Company’s stockholders approved, on an advisory basis, the option of every 1 year for the frequency of future advisory votes on Dave’s executive compensation. The votes regarding Proposal 3 were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
19,948,465	175,469	142,503	19,718	2,150,061

Based on these results, and consistent with the recommendation of the Company's board of directors (the “Board”), the Board has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal 4: Ratification of Deloitte & Touche LLP

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding Proposal 4 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,358,229	40,988	36,999	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dave Inc.

Date:	June 2, 2026	By:	/s/ Kyle Beilman
		Name: Title:	Kyle Beilman Chief Financial Officer and Chief Operating Officer